Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
9. Commitments and Contingencies

Operating Leases

The Company leases office space and vehicles under various lease arrangements. Total rental expense from continuing operations for 2008, 2009 and 2010 was approximately $1,496, $1,101 and $1,288, respectively. The rental expense includes $325 in 2008 paid to PWC Leasing, LLC, which is an entity with common ownership. On June 30, 2008, we purchased the leased assets of PWC Leasing, LLC at the fair value of $3,500 and terminated the related lease agreement. At December 31, 2010, future minimum rental commitments under non-cancelable operating leases are as follows:

2011	$705
2012	548
2013	405
2014	231
2015	83
2016 and thereafter	1
Total	$1,973

Sales Tax

We routinely purchase equipment for use in operations from various vendors. These purchases are subject to sales tax depending on the equipment type and local sales tax regulations, however, certain vendors have not assessed the appropriate sales tax. For purchases that are subject to sales tax in which the vendor did not assess the appropriate amount, we accrue an estimate of the sales tax liability we ultimately expect to pay.

Other Contingencies

In the normal course of business the Company may be involved in various claims and legal actions. Management believes that the outcome of such legal actions will not have a significant adverse effect on the Company's financial position, results of operations or cash flows.